Mosaic’s 2     Quarter Fiscal Year 2008
Earnings and Conference Call
Wednesday, January 9, 2008
Jim Prokopanko, President and CEO
Larry Stranghoener, EVP and CFO
Christine Battist, Director Investor Relations
Exhibit 99.2
nd

January 9, 2008
Safe Harbor Statement
• Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of The
Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
• These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates;
international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation; adverse weather conditions affecting operations in central
Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of closure of the South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; accidents involving our operations, including brine inflows at our Esterhazy, Saskatchewan potash mine as well as potential mine fires, floods, explosions or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission.  Actual results may differ from those set forth in the forward-looking statements.
• This presentation may not be distributed, reproduced, or used without the express written consent of The
Mosaic Company.

Mosaic’s 2 Quarter Fiscal Year 2008 Earnings and Conference Call nd

January 9, 2008
Fiscal 2008:
Financial Guidance
Phosphate
Sales Volume
•8.5 - 9.0 million tonnes
•$90 - $120 million
•$360 - $400 million
•$280 - $300 million
•Low 30%s
•8.6 - 9.1 million tonnes
Potash
Sales Volume
Effective Tax Rate¹
SG&A
Capital Spending
Equity Earnings
1
Excluding certain discrete items.
Slide 1

Mosaic’s 2 Quarter Fiscal Year 2008 Earnings and Conference Call nd

January 9, 2008
New Crop Soybean Prices
Daily Close of the CBOT November Futures Contract from July 1 to June 30
5.0
5.5
6.0
6.5
7.0
7.5
8.0
8.5
9.0
9.5
10.0
10.5
11.0
11.5
12.0
7/1 7/31 8/30 9/29 10/29 11/28 12/28 1/27 2/26 3/28 4/27 5/27 6/26
MM/DD
$ BU
2004 Nov Contract 2007 Nov Contract 2008 Nov Contract
Source: CBOT
Further increases in 2008 new crop prices bolster
nutrient demand prospects worldwide
The 2008 new crop price of corn has climbed from about
$4.00 per bushel at the time of the last earnings call to
$4.96 at the close of the market yesterday.
The 96 cent per bushel increase translates into additional
revenue of $173 per acre, assuming a yield of 180 bushels
per acre.
The new crop price of corn today is about $1.15 per bushel
greater than the new crop price a year ago.
New Crop Corn Prices
Daily Close of the December CBOT Futures Contract from July 1 to June 30
2.0
2.3
2.5
2.8
3.0
3.3
3.5
3.8
4.0
4.3
4.5
4.8
5.0
7/1 7/31 8/30 9/29 10/29 11/28 12/28 1/27 2/26 3/28 4/27 5/27 6/26
MM/DD
$ BU
2004 Dec Contract 2007 Dec Contract 2008 Dec Contract
Source: CBOT
These charts show the daily closing price of the new crop futures contracts for corn and soybeans from July 1 through June 30 for the 2004 (the last bull run for reference), 2007 and 2008 crops.  These are the price signals most farmers will use to make planting and crop input decisions this spring.
Slide 2
The 2008 new crop price of soybeans has increased more
than $2.30 per bushel since our last earnings call or from
about $9.50 per bushel to $11.81 as of the close yesterday.
China has had a large appetite for oilseed imports this year and there is growing concern about current crop conditions
in the Southern Hemisphere.
The new crop price of soybeans today
is more than $4.00 per bushel greater
than the new crop price a year ago!

January 9, 2008
Crop nutrients remain affordable!
We estimate that a farmer would have to sell 26 bushels of corn at today’s
2008 new crop price in order to pay for fertilizer purchased at current spot prices and applied on each acre of corn planted this spring.
To put that in perspective, the per acre cost of fertilizer in bushels of corn has averaged about 23 bushels during the last five years and ranged from just 19 bushels in 2003 and 2007 to 30 bushels in 2005.
Slide 3
Crop Nutrient Costs on Corn in Iowa
Bushels of Corn Per Acre
0
5
10
15
20
25
30
2003 2004 2005 2006 2007 2008
Sources:  Iowa State University, USDA and Mosaic
Bu Corn

January 9, 2008
Phosphate and potash fundamentals remain
exceptionally strong
Phosphate Prices
Diammonium Phospahte (DAP) fob Tampa Vessel
100
150
200
250
300
350
400
450
500
550
600
650
00 01 02 03 04 05 06 07 08
$ MT
Source: Fertecon
Potash Prices
Blend Grade c&f Brazil
100
150
200
250
300
350
400
450
00 01 02 03 04 05 06 07 08
$ MT
Source:  ICIS
Supply struggles to keep up with galloping demand.
Muriate of potash imports by Brazil, China and India during
the first 11 months of 2007 were up 26%, 46% and 19%,
respectively, from a year earlier!
Extremely low producer stocks at the end of the fall season.
Market prices continue to increase significantly in all major markets.
Lowest producer inventories in modern history at the end
of the fall season.
Record imports by Brazil and large and steady imports by
India in 2007 with solid prospects for 2008.
Large increases in 2008 market prices for phosphate rock
and phosphoric acid will dramatically boost costs for non-
integrated phosphate producers that account for about
one-third of global phosphate production.
Chinese domestic market appears short phosphate and
lower exports expected this year as planners battle serious
food inflation.
Slide 4

January 9, 2008
Agriculture has an impressive track record of
productivity growth and efficiency gains
Corn Prices - Nominal $
Monthly Average of the Daily Close of CBOT Nearby Futures Contract
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08
$ BU
Source: CBOT
Corn Prices - Inflation Adjusted in 2007 $
Monthly Average of the Daily Close of CBOT Nearby Futures Contract
0
2
4
6
8
10
12
14
16
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08
$ BU
Source: CBOT and BLS
Agriculture has a long history of rapid and significant technological innovation and change.  The consequence is an impressive track record of strong productivity growth, large efficiency gains and declines in real or inflation adjusted prices of grains and oilseeds over time.
We are confident these trends will continue in order to meet the accelerating demands for food, feed, fiber and fuel. As in the past, crop nutrients will play a key role in future productivity growth.
Corn provides a good example.  The chart on the left shows the nominal (or not adjusted for inflation) price of corn.  It has cycled up and down over time due to weather, government policies and other factors.
However, the real (or adjusted for inflation) price of corn has trended sharply downward over time due to tremendous increases in productivity.
Slide 5

January 9, 2008
Further productivity growth and efficiency gains to
meet the growing demand for food, feed, fiber and fuel
U.S. Corn Yields
60
70
80
90
100
110
120
130
140
150
160
170
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Bu Acre
Source: USDA
U.S. Nutrient Use Per Bushel of Corn
1.50
1.75
2.00
2.25
2.50
2.75
3.00
3.25
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06
Source: USDA
Nutrient use efficiency has increased dramatically during the same period. U.S. farmers applied almost 3.0 lbs of nutrient per bushel of corn in 1970 compared to just more than 1.5
lbs per bushel of corn today.
The future of agriculture looks extremely bright and crop
nutrients no doubt will continue to play a key role in boosting productivity over time.
Mosaic is well positioned to meet the growing demand for
crop nutrients.
Average U.S. corn yields have trended up from less than 80
bushels per acre in 1970 to more than 150 bushels per acre
today.
Leading seed companies are confident of future increases.
Rob Fraley, Chief Technology Officer at Monsanto, recently
predicted in a Business Week cover story that corn yields
would push 300 bushels per acre by 2030.
Slide 6

Mosaic’s 2 Quarter Fiscal Year 2008 Earnings and Conference Call nd